UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders held on May 26, 2021 (the “Annual Meeting”), the shareholders of Welltower Inc. (the “Company”) elected the eleven directors nominated by the Board to serve until the 2022 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; the shareholders approved the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 16, 2021 (the “2021 Proxy Statement”).

The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal #1 — The election of eleven directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	318,836,943	30,486,175	252,914	31,613,725
Karen B. DeSalvo	347,129,055	2,228,267	218,710	31,613,725
Jeffrey H. Donahue	328,766,620	20,552,705	256,707	31,613,725
Philip L. Hawkins	347,695,977	1,570,795	309,260	31,613,725
Dennis G. Lopez	348,871,017	393,388	311,627	31,613,725
Shankh Mitra	348,795,880	521,704	258,448	31,613,725
Ade J. Patton	348,841,429	429,201	305,402	31,613,725
Diana W. Reid	347,889,413	1,412,779	273,840	31,613,725
Sergio D. Rivera	346,444,496	2,874,213	257,323	31,613,725
Johnese M. Spisso	347,291,597	2,028,933	255,502	31,613,725
Kathryn M. Sullivan	340,445,111	8,856,474	274,447	31,613,725

Each of the directors was elected at the Annual Meeting.

Proposal #2 — The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstentions	Broker Non-Votes
363,500,820	17,199,731	489,206	0

This proposal was approved at the Annual Meeting.

Proposal #3 — The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
326,285,180	22,639,575	651,277	31,613,725

This proposal was approved at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: May 27, 2021	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Executive Vice President - General Counsel & Corporate Secretary